1933 Act File No.: 2-93131
                                                  1940 Act File No.: 811-4044

                       Securities and Exchange Commission

                              Washington, DC 20549

                                    Form N-1A

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post Effective Amendment No. 19

                                     and/or

              REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 21

                        _____________________
--                      ---------------------

                               THE PARNASSUS FUND

             (Exact Name of Registrant as Specified in Charter)

                        One Market - Steuart Tower #1600

                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

         Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson

                        One Market - Steuart Tower #1600

                             San Francisco, CA 94105

                    (Name and Address of Agent for Service)
                          ----------------------

            It is proposed that this filing will become effective

      X On May 1, 2001 pursuant to paragraph (b) of Rule 485
    ----



     Title of Securities Being Registered..........Shares of
Beneficial Interest, no par value.

                      THE PARNASSUS FUND

  One Market-Steuart Tower #1600 San Francisco, Ca 94105 800-999-3505
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PROSPECTUS-MAY 1, 2001

The Parnassus Fund (the "Fund") is a mutual fund, managed by Parnassus Investments (the "Adviser") that invests in a diversified group of securities. The Fund's investment objective is to achieve long-term growth of capital. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

                                TABLE OF CONTENTS

Investment Summary                    2     The Adviser                 10
Performance Information               2     How to Purchase Shares      11
Fund Expenses                         4     How to Redeem Shares        14
The Legend of Mt. Parnassus           5     Distributions and Taxes     16
Investment Objective and Policies     5     Financial Highlights        17
Investment Risks                      7     General Information         17
Management                            8


Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               INVESTMENT SUMMARY

Investment Objective and Principal Strategies

The Parnassus Fund is a stock fund whose investment objective is to achieve long-term growth of capital. The Fund invests mainly in domestic stocks and subscribes to the "contrarian" strategy of investing. This means that the Fund's Adviser seeks stocks that are currently out of favor with the investment community, but that it believes are financially sound and have good prospects for the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales and earnings history, net cash flow and outlook for future earnings.

The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or that manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fund

Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions ---both here and abroad. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of those indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

                             Performance Information

The bar chart below provides an indication of the risks of investing in The Parnassus Fund by showing changes in the Fund's performance from year to year over a 10-year period. The returns in the chart do not include the effect of the sales charge which would have made the returns lower. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 24.3% (quarter ending September 30, 1998).

Below is a table comparing the performance of The Parnassus Fund with the S&P 500 Index, the Wilshire 5000 Index and the average mid-cap value fund followed by Lipper Inc. The total return column of the table assumes that the maximum sales charge of 3.5% was deducted from the initial investment. The performance figures for the average mid-cap value fund do not deduct any sales charges that may apply. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2000. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.

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Periods Ending      Average Annual   Lipper Mid-Cap   Wilshire 5000   S&P 500
December 31, 2000    Total Return     Value Average       Index         Index
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One Year                (1.59%)          16.66%         (10.89%)       (9.10%)
Five Years              16.38%           14.48%          16.68%        18.27%
Ten Years               19.40 %          15.62%          16.98%        17.41%

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Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized index of common stock prices. The Wilshire 5000 is a composite index of more than 5,000 companies that includes virtually all publicly-traded companies that are suitable for investment by institutional investors. An individual cannot invest in the S&P 500 Index or the Wilshire 5000 Index and these indices do not take any investing expenses into account as do the figures for The Parnassus Fund and Lipper's Mid-Cap Value Average.

                                        3

                                  FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) ....................................... 3.5%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ............... None
Redemption Fees ........................................................... None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
Management Fees ...........................................................0.64%
Distribution (12b-1) Fees ................................................. None
Other Operating Expenses ..................................................0.28%
Total Annual Fund Operating Expenses ......................................0.92%

The Example in this table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%* return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

            ONE YEAR       THREE YEARS     FIVE YEARS               TEN YEARS
              $441            $633            $841                   $1,442

The expenses shown above are the total fees paid throughout the time period--not ones you pay every year. For example, the $1,442 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. The Fund did not engage in such directed brokerage in 2000. If it does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.

* The 5% figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.

                           THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and, frequently, the proud were humbled and the lowly were justified.

                        INVESTMENT OBJECTIVE AND POLICIES

Objective

The Fund's investment objective is to achieve long-term growth of capital. The Fund will attempt to achieve this objective by investing primarily in "equity securities" of companies of various sizes based on the criteria described below. "Equity securities" consist of common stocks or securities that can be converted into common stocks which include convertible bonds, convertible preferred stock and warrants. There can be no assurance that the Fund will achieve its objective.

Selection Process

In general, the Fund's Adviser uses three basic criteria in identifying equity securities eligible for the Fund's portfolio:

1) the security is selling at a price below its intrinsic value as calculated by the Adviser (contrarian principle);

o the issuer is financially sound with good prospects for the future (financial principle); and

o the company, in the Adviser's judgment, meets the social criteria below (social principle).

Once a security is purchased, however, the Adviser may continue to hold it even if it is no longer undervalued.

Social Policy

The Adviser looks for certain social policies in the companies in which the Fund invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

Although the Fund emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

The social criteria of The Parnassus Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still enable the Fund to provide a competitive rate of return.

Other Policies

The Fund may invest up to 15% of its total assets in foreign securities and up to 5% of its total assets in warrants. The Fund also may invest up to 5% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below-market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, in response to adverse market, economic or political conditions, for temporary defensive purposes or pending the investment of the proceeds from sale of shares of the Fund or sale of portfolio securities, or for other reasons at the discretion of the Adviser, all or part of the assets may be invested in money market instruments or in investment grade, long-term debt securities.

                                INVESTMENT RISKS

All investments involve risk and investing in the Fund is no exception. Because the Fund invests primarily in equity securities, there is the risk that individual stocks owned by the Fund could lose value. Also, the equity markets as a whole could go down, resulting in a decline in value of the Fund's investments. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments. Investing heavily in money market instruments or investment grade, long-term debt securities limits the Fund's ability to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable.

Foreign securities are affected by foreign markets, economics and political systems, which may not be as stable as in the U.S. Also, changing values of foreign currencies can cause losses and foreign securities may be less liquid than U.S. stocks and bonds. Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risks.

For risks of investing in community loan funds and money market instruments, see the caption "Other Policies" above.

                                   MANAGEMENT

The Trustees and officers are listed below, together with their principal occupations during at least the past five years.

   Jerome L. Dodson*, 57, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he received an MBA. Mr. Dodson has been the Fund's portfolio manager since its inception in 1984. He is also President and Trustee of The Parnassus Income Trust.

   David L. Gibson, 61, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He is a Trustee of Lick-Wilmerding High School in San Francisco. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a J.D. from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Income Trust.

   Gail L. Horvath, 51, Trustee, is co-owner of Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development and she is currently project director for the development of a new bakery. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Income Trust.

     Herbert A. Houston, 57, Trustee, is a health care consultant and owner of several small businesses. Previously, he spent 12 years as the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Mr. Houston is Treasurer and a Director of the Alameda County Medical Center. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Income Trust.

     Cecilia C.M. Lee, 57, Trustee, is President of hybridArts.com, a Silicon Valley-based electronics firm. She is a San Francisco Asian Art commissioner and serves on the board of public television station KQED. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Income Trust.

   Leo T. McCarthy, 70, Trustee, is President of the Daniel Group, a domestic investment partnership. His current directorships include Linear Technology and Accela, Inc. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Income Trust and a Director of the Forward Funds, another mutual fund group.

   Donald E. O'Connor, 64, Trustee, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry). During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. In addition, he currently serves as a Trustee of the Advisors Series Trust and the Forward Funds. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Income Trust.

   Howard M. Shapiro, 69, Trustee, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund, the Multnomah County Investment Council, and the Nation Institute. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Income Trust. He is no relation to Joan Shapiro.

   Joan Shapiro, 58, Trustee, is Chairman of Seer Analytics, a datamining, marketing and campaign management company. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. She is an international director at the New Israel Fund. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Income Trust. She is no relation to Howard Shapiro.

   Bryant Cherry, 36, Vice President and Treasurer, is also Vice President and Treasurer of Parnassus Investments since 2000. Previously, he worked for Stanford University's Graduate School of Business, Frank, Rimerman & Co. Accountancy and Merrill Lynch & Co. He is a graduate of Stanford University and holds a Master's degree in accounting from San Jose State University. He is also Vice President and Treasurer of The Parnassus Income Trust.

     Susan Loughridge, 52, Vice President, has been Shareholder Services Manager at Parnassus Investments since 1993. Ms. Loughridge is a graduate of the University of Arizona. She began her career as an examiner for the Federal Home Loan Bank Board and later joined Continental Savings where she was Vice President of Branch Operations until 1991. Ms. Loughridge is also Vice President of The Parnassus Income Trust.

     Todd Ahlsten, 29, Vice President, is Director of Research at Parnassus Investments and co-portfolio manager of The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. He is a graduate of the Haas School of Business at the University of California at Berkeley. He joined Parnassus Investments in 1995. Mr. Ahlsten is also Vice President of The Parnassus Income Trust.

   Richard D. Silberman, 63, Secretary, is an attorney specializing in business law. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars. Mr. Silberman is also Secretary of The Parnassus Income Trust.

* Denotes "interested" trustee as defined in the Investment Company Act of 1940.

                                   THE ADVISER

     Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees. It supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Adviser has had 16 years of experience managing the Fund. Jerome L. Dodson has served as the Fund's portfolio manager since its inception. For more information on Mr. Dodson, see "Management" above.

For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the Fund's average daily net assets are used: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; and 0.60% of the amount above $200 million. For 2000, the Fund paid the Adviser 0.64% of its average daily net assets, which totaled $2,706,811.

                             HOW TO PURCHASE SHARES

Because the sales charge on its shares is lower than that charged by many other investment companies which impose a sales charge, The Parnassus Fund is what is commonly called a "low load" fund.

Shares of the Fund may be purchased by sending a check directly to the Adviser, which is also the Fund's principal underwriter ("Distributor") (see "Direct Purchase of Shares" below), or by ordering shares through a broker-dealer which is a member of the National Association of Securities Dealers, Inc. and has signed a sales agreement with the Distributor (see "Purchases through a Broker-Dealer" below). The purchase price per share is the offering price, which is the net asset value per share as of the next calculation after the order is placed, plus a sales charge calculated as follows:

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Sales Charge as a Percentage of         Offering  Net Asset Dealer Discount as a
Amount of Transaction at Offering Price  Price     Value     Percentage Offering
                                                                   Price
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Less than $15,000                        3.5%     3.63%              3.5%
$15,000 but less than $25,000            3.0%     3.09%              3.0%
$25,000 but less than $50,000            2.5%     2.56%              2.5%
$50,000 but less than $100,000           2.0%     2.04%              2.0%
$100,000 but less than $250,000          1.5%     1.52%              1.5%
$250,000 but less than $500,000          1.0%     1.01%              1.0%
$500,000 but less than $1,000,000        0.5%     0.50%              0.5%
$1,000,000 or more                                    No Sales Charge
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These types of investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge: 1) an individual, his or her spouse and their children purchasing for his, her or their own account(s) and 2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account.

Certain categories of people may invest in The Parnassus Fund without paying a sales charge. These categories include Trustees, officers and employees of The Parnassus Fund and the Fund's Adviser, representatives registered with the National Association of Securities Dealers, Inc., custodial accounts qualifying under Section 403(b) or Section 401(k) of the Internal Revenue Code of 1986 (the
Code),  pension,  profit-sharing or other employee benefit plans qualified under
Section 401 of the Code and discretionary accounts of bank trust departments or registered investment advisers. Investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares at net asset value (i.e., without a sales charge) on their behalf by an investment adviser, a brokerage firm or other financial institution.

Statement of Intention (Letter of Intent)

A single investor may also obtain the reduced sales charges shown above by completing a Statement of Intention. By expressing in writing an intent to invest $15,000 or more within a thirteen-month period, a single investor may obtain the reduced sales charges shown above. To receive the reduced sales charge, you can complete the "letter of intent" section on the application or write your own letter of intent.

While a shareholder is not obligated to fulfill a letter of intent, if the goal is not met, the purchaser is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no Statement of Intention been signed.

Rights of Accumulation

A single investor may also obtain a cumulative quantity discount (known as a right of accumulation or ROA) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. A shareholder may also add the total of any investment in The Parnassus Income Trust to The Parnassus Fund total for purposes of calculating the sales charge. To benefit from any ROA, a shareholder must identify any ROA links to other accounts and communicate these links to the Fund's shareholder service staff.

Other Information

The Fund also offers additional services to investors, including plans for the systematic investment and withdrawal of money, as well as IRA, Roth IRA and SEP plans. Information about these plans is available from the Distributor.

The minimum initial investment in the Fund is $2,000 except for retirement plans, accounts opened pursuant to a Uniform Transfers to Minors Act or a Uniform Gifts to Minors Act (UGMA), and Parnassus Automatic Investment Plan
(PAIP) accounts which have a $500 minimum initial investment. The minimum additional investment is $50. The Distributor reserves the right to reject any order.

                            Direct Purchase of Shares

An investor should complete and mail an application form and send it along with a check payable to The Parnassus Fund. It should be sent to the Fund at the following address:

                               The Parnassus Fund

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

An initial investment must be at least $2,000 except for PAIP accounts, UGMA accounts and certain employee benefit plans or tax qualified retirement plans (e.g. IRA(s), SEP(s)) which have a $500 minimum. Additional investments for all accounts must be at least $50. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The investment will be processed at the public offering price calculated on the same business day it is received if it arrives before 1:00 p.m. San Francisco time; otherwise, it will be processed the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.

Purchases Via Parnassus Automatic Investment Plan (PAIP)

After making an initial investment to open an account, a Fund shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Purchases Through A Broker-Dealer

All orders placed with broker-dealers must be received by the broker-dealer prior to 1:00 p.m. San Francisco time in order to be processed that day. Any order received after 1:00 p.m. will be processed the following business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.

Net Asset Value

The Fund's net asset value (NAV) per share is usually calculated at the close of trading on the NYSE, usually 4:00 p.m. Eastern time, on each day that the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The net asset value may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. In general, the value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.

Telephone Transfers

If a shareholder wishes to use telephone transfer privileges, he or she must indicate this on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the Parnassus Funds. Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and Parnassus Investments will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following:
recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

                              HOW TO REDEEM SHARES

You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor that day, you will receive that day's price. Your dealer may charge for this service, but you can avoid this charge by selling your shares directly to the Fund as described below.

To sell your shares directly to the Fund (that is, to redeem your shares), you must send your written instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your written instructions in proper form. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. Wiring funds will require a signature guarantee. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary to determine that the purchase check will be honored. Rules of the Securities and Exchange Commission (SEC) also authorize delayed redemptions during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period authorized by the SEC for the protection of investors.

REINVESTMENT PRIVILEGE. If you redeem some or all of your shares and then change your mind, you may reinvest them without sales charge at the net asset value if you do so within 60 days. This privilege may be exercised only once by a shareholder with respect to this Fund. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or SEP. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. If a shareholder redeems shares from the Fund and invests the proceeds in shares of The Parnassus Income Trust, the shareholder may reinvest the proceeds of the redemption of those shares back into the Fund at any time without a sales charge. The Fund reserves the right to modify or eliminate this exchange privilege in the future.

REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

                             DISTRIBUTIONS AND TAXES

All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

Income dividends and capital gain distributions will ordinarily be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund, and there is no sales charge for this reinvestment. Shareholders who prefer to receive payment of income dividends and/or capital gain distributions in cash should notify the Fund at least five days prior to the payment date. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Annually, you will receive on Form 1099 the dollar amount and tax status of all distributions you received.

The Fund may be required to impose backup withholding at a rate of 31% from any income dividends and capital gain distributions and upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.

The dividend and capital gain distribution is usually made in November of each year. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the period ended December 31 are as follows:

                                                          2000       1999      1998     1997       1996
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 50.67    $ 36.24  $ 35.74    $34.39   $  31.77
Income from investment operations:
Net investment income (loss)                               0.07      (0.21)    (0.06)    (0.14)    (0.06)
Net realized and unrealized gain on securities             0.68      17.29      0.56     10.04      3.77
   Total income from investment operations                 0.75      17.08      0.50      9.90      3.71
Distributions:
Dividends from net investment income                      (0.08)         .--       .--       .--       .--
Distributions from net realized gain on securities       (12.12)     (2.65)        .--   (8.55)    (1.09)
    Total distributions                                  (12.20)     (2.65)     0.00     (8.55)    (1.09)
Net asset value at end of year                          $ 39.22    $ 50.67   $ 36.24    $35.74    $ 34.39
Total overall return*                                      1.98%     47.74%     1.40%    29.70%    11.68%
Ratios/supplemental data:
Ratio of expenses to average net assets                    0.92%      1.07%     1.10%     1.11%     1.10%
Ratio of net investment income (loss) to average net assets0.12%    (0.50%)   (0.09%)   (0.44%)   (0.17%)
Portfolio turnover rate                                  120.58%     65.70%    99.20%    68.90%    59.60%
Net assets, end of year (000's)                         $360,809   $363,817   $302,762  $337,425  $268,235

* Total overall return figures do not adjust for the sales charge.

Note: This information is taken from financial statements audited by Deloitte & Touche LLP that were published in the Fund's 2000 annual report.

                               GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.

                               Investment Adviser

                                      Parnassus Investments

                                  One Market-Steuart Tower #1600

                                 San Francisco, California 94105

                                        www.parnassus.com

                                       Independent Auditors

                                      Deloitte & Touche LLP

                                        50 Fremont Street

                                 San Francisco, California 94105



                                            Custodian

                                     Union Bank of California

                                        475 Sansome Street

                                 San Francisco, California 94111



                                          Legal Counsel

                                    Gardner, Carton & Douglas

                                    321 N. Clark Street #3300

                                        Chicago, IL 60610

                   You can obtain additional information about

                       The Parnassus Fund. A Statement of Additional
          Information (SAl) dated May 1, 2001 has been filed with the SEC and is incorporated in this prospectus by reference (i.e., legally forms a part of the prospectus). The Fund also publishes an annual, a semiannual and two quarterly

         reports  each  year  that   discuss   the  Fund's
              holdings and how recent market conditions as well as the Fund's investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Fund, call Parnassus Investments at (800) 999-3505.

              The SAl, the Fund's annual, semiannual and quarterly

             reports and other related materials are also available

                    on the SEC's Internet Web site (http://www.sec.gov).
        You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington,
            D.C. 20549-6009. You can also review and copy information about the
               Fund, including the SAl, at the SEC's Public
           Reference Room in Washington, D.C. or make an electronic request at public info@sec.gov.

              Call 202-942-8090 for information on the operation of

        the SEC's Public Reference Room. The Investment Company Act of 1940 File

                   Number for The Parnassus Fund is 811-4044.

                               The Parnassus Fund

                                   One Market

                               Steuart Tower #1600

                             San Francisco, CA 94105

                                 (800) 999-3505

                   STATEMENT OF ADDITIONAL INFORMATION May 1, 2001



The Parnassus Fund (the "Fund") is a diversified, open-end management investment company. Parnassus Investments is the Fund's adviser.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2001. The Fund's audited financial statements for the fiscal year ended December 31, 2000 are incorporated by reference to the Fund's Annual Report to shareholders dated December 31, 2000. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.

                                TABLE OF CONTENTS

                                                                     Page

         Investment Objective and Policies                           B-2
         Management                                                  B-4
         The Adviser                                                 B-7
         Performance Advertising                                     B-9
         Net Asset Value                                             B-11
         Shareholder Services                                        B-11
         Distributions and Taxes                                     B-12
         General                                                     B-12
         Financial Statements                                        B-13

                       Investment Objectives and Policies

     The investment objective of the Fund is to realize long-term growth of capital. The Fund's principal strategies with respect to the composition of its portfolio are described in the prospectus.

Investment Restrictions

     The Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

   (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

   (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

   (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

   (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

   (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

   (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   (7) Act as  underwriter  except to the  extent  that in  connection  with the
       disposition  of  portfolio  securities,   it  may  be  deemed  to  be  an
       underwriter under certain federal securities laws.

   (8) Participate on a joint (or joint and several) basis in any trading account in securities.

   (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund. The Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

   (10)Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

   (11)Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Portfolio Turnover

     For 2000, the portfolio turnover rate for The Parnassus Fund was 120.58% compared to 65.70% in 1999. The turnover rate in 2000 was much higher than the previous year because the Fund sold a lot of stocks that showed a loss to offset the large number of realized gains taken in 2000. This reduced the taxable gain to shareholders. The Fund also sold a large number of shares because the Adviser wanted to reduce the Fund's risk profile during the economic slowdown of late 2000 and early 2001. The Adviser expects to reduce portfolio turnover in future years.

Operating Policies

     The Fund has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

(1) The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2) The Fund may not hold or purchase foreign currency, except as may be necessary in the settlement of foreign securities transactions.

(3) It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

Foreign Securities

     The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as: exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value). The Fund may also invest up to 5% of its total net assets in venture capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

     The Fund may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund is subject to the risk that the vendor may not pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.

Lending Portfolio Securities

     To generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.

                                   MANAGEMENT

     The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. All Trustees serve indefinite terms from one shareholders' meeting to the next and they all oversee four portfolios (funds) in the Parnassus complex. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and Officers of the Fund are as follows:



                                                               Principal Occupation During Past Five Years
                                                                and Current Directorships Outside the
Name and Address                   Position with Fund                       Parnassus Complex
Jerome L. Dodson, 57*                  President               President of The Parnassus Fund, The
Parnassus Investments            and Trustee since 1984        Parnassus Income Trust and President and
One Market                                                     Director of Parnassus Investments since
Steuart Tower #1600                                            June of 1984.
San Francisco, CA 94105

David L. Gibson, 61                Trustee since 1986           Tax Counsel and later, Director of
5840 Geary Boulevard                                            Public Affairs for the Crown Zellerbach
San Francisco, CA 94118                                         Corporation 1973-1984. Since 1984,
                                                                attorney in private practice.

Gail L. Horvath, 51                Trustee since 1997           Owner and Director of New Product
Just Desserts                                                   Development at Just Desserts.
1970 Carroll Avenue
San Francisco, CA 94124

Herbert A. Houston, 57             Trustee since 1998           Chief Executive Officer of the Haight
910-85th Avenue, Bldg #1                                        Ashbury Free Clinics, Inc. 1987-1998.
Oakland, CA 94621                                               Currently, a health care consultant.

Cecilia C.M. Lee, 57               Trustee since 1998           President of hybridArts.com, a Silicon
2048 Corporate Court                                            Valley-based electronics firm.
San Jose, CA 95131

Leo T. McCarthy, 70                Trustee since 1998           President of the Daniel Group, a
One Market                                                      partnership involved in domestic
Steuart Tower #1600                                             investments. A former member of the
San Francisco, CA 94105                                         California State Assembly from 1969 to
                                                                1982 and former Lieutenant Governor of
                                                                the State of California from 1983-1995.
                                                                Director of Linear Technology, Accela,
                                                                Inc. and the Forward Funds.


Donald E. O'Connor, 64             Trustee since 1998          Retired executive for the Investment
One Market                                                     Company Institute 1969-1997. Director of
Steuart Tower #1600                                            Advisors Series Trust and the Forward Funds.
San Francisco, CA 94105

Howard M. Shapiro, 69              Trustee since 1998          Consultant to non-profit organizations
American Bank Building                                         specializing in marketing, advertising,
621 SW Morrison Street #1300                                   fund-raising and organizational
Portland, OR 97205                                             structure. Director and Vice Chairman of
                                                               Albina Community Bank in Portland, Oregon.

Joan Shapiro, 58                   Trustee since 1998          Chairman of Seer Analytics. Executive
One Market                                                     with South Shore Bank of Chicago
Steuart Tower #1600                                            1977-1997.
San Francisco, CA 94105
                                          B-5

Bryant Cherry, 36              Vice President and Treasurer     Vice President and Treasurer of
One Market                                                     Parnassus Investments since 2000.
Steuart Tower #1600                                            Financial Consultant with Merrill Lynch &
San Francisco, CA 94105                                        Co. 1996-1997. Independent research
                                                               analyst 1998-1999.

Susan Loughridge, 52                 Vice President            Vice President and Shareholder Services
One Market                                                     Manager of Parnassus Investments since
Steuart Tower #1600                                            1993.
San Francisco, CA 94105

Todd Ahlsten, 29                     Vice President            Financial Analyst and Director of
One Market                                                     Research at Parnassus Investments since
Steuart Tower #1600                                            1995.
San Francisco, CA 94105

Richard D. Silberman, 63               Secretary               Attorney specializing in business law.
1061 Eastshore, #200                                           Private practice.
Albany, CA 94710


The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $10,500 in addition to reimbursement for certain out-of-pocket expenses. Dollar Amount of Holdings in the Parnassus Funds by Trustees and Officers as of 3-31-01.

Name                  Parnassus Fund     Equity Income     Fixed-Income   California Tax-Exempt
----                  --------------     -------------     ------------   ---------------------
J. Dodson                    D                 C                 A                  B
D. Gibson                    C
G. Horvath                   C
H. Houston                   B                 A
C. Lee                       D
L. McCarthy                  B
McCarthy Foundation          D
D. O'Connor                  B
H. Shapiro                   B                 B                 A
J. Shapiro                   D                 D                 B
B. Cherry                    A
S. Loughridge                D
R. Silberman                 D                 C                                    B
T. Ahlsten                   D                 A                 A                  A
--------------------------------------- ---------------- ----------------------------------------
Totals                  $5,497,780         $309,534           $34,323            $35,459

Key

A - 0 - $10,000                     C - $50,001 - $100,000
B - $10,001 - $50,000               D - Over $100,000

The Trustees and Officers of the Fund as a group own 1.5% of the Fund's outstanding shares valued at $5,497,780. The total for all funds in the complex is $5,877,096.

o "Interested" Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Fund's Adviser.

                                       B-6

Control Persons

     As of March 31, 2001, no shareholder owned more than 5% of the outstanding securities of the Fund. Trustees and Officers of The Parnassus Fund owned 1.5% of the outstanding shares.

                                   The Adviser

     Parnassus Investments acts as the Fund's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Fund, Parnassus Investments acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Parnassus Investments also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons" under the 1940 Act. Parnassus Investments also provides the management and administrative services necessary for the operation of the Fund including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communication, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees.

     The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Jerome L. Dodson, President of The Parnassus Fund, owns a majority of the stock in the Adviser, Parnassus Investments, and as such can be considered the control person of the Adviser.

     The Fund pays the Adviser a fee for services performed at the annual rate of 1% of the Fund's average daily net assets up to $10 million, then declining to 0.75% of assets above $10 million up to $30 million, 0.70% above $30 million up to $100 million, 0.65% above $100 million to $200 million, 0.60% of the amount above $200 million. During 1998, 1999 and 2000, the Fund paid to Parnassus Investments under the Agreement the sums of $2,022,491, $2,010,365 and $2,706,811 respectively.

     As the Fund's underwriter (or Distributor), Parnassus Investments makes a continuous offering of the Fund's shares and receives fees and commissions for distributing the Fund's shares. For 1998, 1999 and 2000, Parnassus Investments received $420,326, $121,437 and $284,445, respectively, of which amounts the following was paid to other broker/dealers: $147,111 in 1998, $34,824 in 1999 and $75,041 in 2000.

     Pursuant to a Shareholder Servicing Plan and Agreement with the Fund, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third-party service providers. (Service providers who do not maintain an omnibus account or a network of linked accounts for their clients will be limited to a fee of 0.10% per annum paid by the Fund. Parnassus Investments, however, may elect to pay such service providers an additional 0.15% from its own funds for a total not to exceed 0.25% per annum.) For 1998, 1999 and 2000, respectively, the Fund paid service providers the following amounts: $178,997, $185,000 and $163,516. For 1998, 1999 and 2000, respectively, the Adviser paid service providers the following amounts: $127,772, $118,198 and $150,418.

     In addition to the Adviser's fee, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent;
(vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment
Forum; (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms or whether those firms sold shares of the Fund.

Parnassus Investments is the fund accounting agent and in this capacity handles all fund accounting and pricing services, including calculating the daily net asset values. Parnassus Investments received the following amounts from the Fund for 1998, 1999 and 2000 respectively: $70,000, $70,000 and $70,000.

Portfolio Transactions and Brokerage

     The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts for which it exercises investment discretion. The Agreement also states that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.

     The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution."

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that directly assist the portfolio manager making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 2000, The Parnassus Fund paid PaineWebber, Inc. a total of $155,883.94 in brokerage commissions under a "soft dollar" agreement whereby
PaineWebber would provide research services to the Fund. During 1999, The Parnassus Fund and the Parnassus Equity Income Fund maintained a joint account at Salomon Smith Barney and the two funds together directed $29,000 in brokerage to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 80% to The Parnassus Fund and 20% to the Equity Income Fund.

     The Adviser may also use brokerage commissions to reduce certain expenses of the Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of the Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During  1998,  1999  and  2000,  the  Fund  paid  $615,635,   $594,370  and
$1,175,851.94, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with research services: $510,000 in 1998, $550,000 in 1999 and $899,292 in 2000.

     Parnassus Investments may have clients other than the Fund that have objectives similar to the Fund. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

                             PERFORMANCE ADVERTISING

     From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund, from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (maximum sales charge) and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. Quotations of "overall return" are the same as "total return" except that "overall return" calculations do not deduct the sales charge.

     The Fund calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. The Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.

     Total return is computed according to the following formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

                               PERFORMANCE FIGURES

         Periods Ending           Average Annual          Average Annual
        December 31, 2000           Total Return          Overall Return
           One Year                  (1.59%)                  1.98%
           Five Years                16.38%                  17.22%
           Ten Years                 19.40%                  19.83%

      Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

      Total return is the return to an individual shareholder after paying the maximum sales charge.

      Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing The Parnassus Fund's performance to published returns in newspapers and magazines.

     The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

The Fund's annual report contains additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.

                                 NET ASSET VALUE

         In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on The NASDAQ Stock Market are also valued at the last recorded sale price as of 4:00 pm New York time. Other unlisted securities are valued at the quoted bid price in the over-the-counter market. Bonds and other fixed-income securities are valued by a third-party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              SHAREHOLDER SERVICES

Statement of Intention

         Reduced sales charges are available to investors who enter into a written Statement of Intention providing for the purchase within a thirteen-month period of a specified number of shares of the Fund. All shares of the Fund previously purchased and still owned are also included at the then net asset value in determining the applicable reduction.

         A  Statement  of  Intention  permits a purchaser  to  establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. Shares totaling 3.5% of the dollar amount of the Statement of Intention will be held in escrow by the Fund's transfer agent in the name of the shareholder. The effective date of a Statement of Intention may be back-dated up to 90 days in order that investments made during this 90-day period, valued at purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.

         The Statement of Intention does not obligate the investor to purchase nor the Fund to sell the indicated amount. In the event the Statement of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commissions, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intention should carefully read such Statement of Intention.

Systematic Withdrawal Plan

         A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000 based upon the offering price. The Plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

         Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

         Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $10,000 or more in a Systematic Withdrawal
Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

Tax-Sheltered Retirement Plans

         Through the Distributor, retirement plans are available: Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                             DISTRIBUTIONS AND TAXES

         By paying out substantially all its net investment income (among other things), the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

                                     GENERAL

         The Fund was organized as a Massachusetts business trust on April 4, 1984. Its Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share.
Certificates representing shares will not be issued. Upon the Fund's liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

         The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meets its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares.

         Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

         Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

         Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.50 per account per month. As accounting agent, Parnassus Investments receives a fee of $80,000 per year. Jerome L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.

Code of Ethics

         The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.

                              FINANCIAL STATEMENTS

         The Fund's audited financial statements for the fiscal year ended December 31, 2000, are expressly incorporated by reference and made a part of this Statement of Additional Information by reference to the Fund's Annual
Report to shareholders dated December 31, 2000. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 2000, may be obtained free of charge by writing or calling the Fund.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

            (a) Declaration of Trust - on file

            (b) By-laws - on file

            (d) Investment Advisory Contract - on file

            (e) Distribution Agreement and Dealer Agreement - on file

            (g) Custodian Agreement - on file

            (h) Amended Shareholder Servicing Plan and Agreement -filed herewith

            (i) Opinion and Consent of Counsel: on file

            (j) Consent of Deloitte & Touche LLP - filed herewith

            (p) Code of Ethics - filed herewith


Item       24. Persons  Controlled by or under Common  Control with  Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Income Trust by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Fund's Declaration of Trust, the Fund will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. The Fund's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Income Trust and also serves as investment adviser for separate portfolios.

     Item 27.  (a)  Parnassus  Investments  serves as  underwriter  for both The
                    Parnassus Fund and The Parnassus Income Trust.

               (b) The officers and directors of Parnassus Investments are as follows:

  Name and Principal
  Business Address              Position with Distributor       Position with Registrant
  ----------------              -------------------------       ------------------------
  Jerome L. Dodson              President and Director          President and Trustee
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Bryant Cherry                 Vice President and Treasurer    Vice President and
  One Market                                                    Treasurer
  Steuart Tower #1600
  San Francisco, CA 94105

  Susan Loughridge              Vice President and Secretary    Vice President
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Todd Ahlsten                  Vice President                  Vice President
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Thao N. Dodson                Director                        None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

              (c) None

     Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the fourteenth day of April 2001.

                                                     The Parnassus Fund

                                                     (Registrant)


                         By:___________________________

                           Jerome L. Dodson
                                President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

 Signature                                Title                   Date

                          Principal Executive Officer
                                   and Trustee
Jerome L. Dodson
                                                           ____3/23/01____


                             Principal Financial and
Bryant Cherry                   Accounting Officer         ____3/23/01____



                                  Trustee
David L. Gibson
                                                          _____3/23/01____


                                  Trustee
Gail L. Horvath                                            ____3/23/01____



                                  Trustee
Herbert A. Houston
                                                          _____3/23/01____



                                  Trustee

Cecilia C.M. Lee                                          _____3/23/01____



                                  Trustee

Leo T. McCarthy                                           ____3/23/01____



                                  Trustee

Donald E. O'Connor                                        ____3/23/01____



                                  Trustee

 Howard M. Shapiro                                       _____3/23/01____




 Joan Shapiro                     Trustee                 ____3/23/01____

                                LIST OF EXHIBITS

              (h) amended Shareholder Servicing Plan and Agreement

                      (j) Consent of Deloitte & Touche LLP

                               (p) Code of Ethics

                    SHAREHOLDER SERVICING PLAN AND AGREEMENT

         THIS SHAREHOLDER SERVICING PLAN AND AGREEMENT ("Agreement") is made as of the 23rd day of March, 2001 by and between THE PARNASSUS FUND, a
Massachusetts business trust (the "Fund"), and PARNASSUS INVESTMENTS, a California corporation ("Parnassus").

                                   WITNESSETH

         WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund wishes to retain Parnassus to appoint, oversee the activities of and make payment to banks, 401 (k) administrators and any other person or entity that have entered into agreements with Parnassus to provide servicing to persons holding shares of the Fund, including personal services and/or account maintenance for shareholders of the Fund and/or transfer agency or sub-transfer agency services ("Service Providers"), and Parnassus is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Fund hereby authorizes Parnassus to obtain for the Fund the shareholder services specified in Section 2 of this Agreement for clients of the Service Providers that hold shares of the Fund ("Clients"). Parnassus agrees to furnish through the Service Providers such shareholder services for the compensation payable to Service Providers pursuant to Section 6 of this Agreement. Parnassus and not the Fund will be responsible for the remittal of such compensation to the respective Service Providers.

     2. Services and Responsibilities on a Continuing Basis. The shareholder services provided pursuant to this Agreement
----------------------------------------------------  shall  be  provided  on  a regular basis, which shall be daily, weekly or as otherwise appropriate, unless otherwise specified by the Fund. These services are the following:

(a)      For Service Providers who are Recordkeepers:
                  Recordkeepers are Service Providers whose clients' shares of the Fund are held on the books in a single aggregated account or comprise a single network and the Service Provider opens and maintains accounts and performs accounting and tax reporting functions. Service provided by Recordkeeper are record maintenance, processing of dividends and other
                  distributions,    shareholder    communications
                  and/or   tax
                  information reporting as are comparable to shareholder servicing and/or transfer agency services; and

         (b)      For any Service Provider,

                  (i)      responding to client inquiries;

                  (ii)     assisting Clients in changing dividend and/or
                       distribution options, account designations and addresses;

                  (iii) providing assistance and information in connection with proxy statements, annual reports, prospectuses and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations or regular statements of account) where such clients hold shares of the Fund registered in the name of Parnassus, a Service Provider, or their nominees; and

                  (iv) providing such other information and assistance to shareholders as may be reasonably requested by such clients.

Parnassus and the Fund acknowledge that, to the extent any of the foregoing services are provided by Parnassus, Parnassus is compensated for such services under the Agreement for Transfer Agent Services and Accounting and Pricing Services. No Payment shall be made pursuant to this Agreement for any services that are primarily intended to result in the sale or distribution of shares of the Fund.

         3. Standard of Care. In the performance of the duties hereunder, Parnassus and the Service Providers shall be obligated to exercise due care and diligence and to act in good faith and to use their best efforts. Without limiting the generality of the foregoing or of any other provision of this Agreement, neither Parnassus nor any Service Provider shall be liable for delays or errors or loss of data occurring by reason of circumstances beyond Parnassus' or the Service Provider's control.

         4. Confidentiality. Parnassus agrees, on behalf of itself and its employees, to treat confidentially all records and other information relative to the Fund, and all prior, present or potential shareholders of the Fund, except after prior notification to, and approval of release of information in writing by, the Fund, which approval shall not be unreasonably withheld, and may not be withheld where Parnassus or a Service Provider may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

         5. Independent Contractor. Parnassus shall, for all purposes herein, be deemed to be an independent contractor, and the Service Providers shall at all times be deemed to be independent contractors retained by Parnassus and not the Fund, and Parnassus and the Service Providers shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by Parnassus under the provisions of this Agreement are not to be deemed exclusive, and Parnassus shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not materially be impaired thereby.

         6. Compensation. As compensation for the services rendered by, and responsibilities assumed by, Parnassus during the term of this Agreement, the Fund will pay to Parnassus for payment to Service Providers the following:

(a) For Service Providers who are Recordkeepers and also provide the services described in Section 2 (b) an aggregate service fee at the rate of 0.25% (25 basis points) per annum of the average monthly net asset value of the Fund's shares;

(b) For Service Providers who are not Recordkeepers but provide the services described in Section 2(b) a service fee at a rate of 10% (10 basis points) per annum.

         7. Fund Information. No person is authorized to make any representations concerning the Fund, shares of the Fund or shareholder services except in accordance with the terms of this Agreement. Neither Parnassus or any Service Provider, nor any of their respective agents will use or distribute, or authorize the use or distribution of, any statements relating to the Fund other than those contained in the Fund's current Prospectus or Statement of Additional Information or in such supplemental literature as may be authorized by the Fund.

         8. Reports to Fund. Parnassus shall provide to the Board of Trustees of the Fund, and the Board shall review, at each meeting, a written report of the amounts expended pursuant to this Agreement and the purposes for which such expenditures were made.

         9. Duration. This Agreement shall continue in full force and effect for so long as such continuance is approved at least annually by vote or written consent of a majority of the Trustees of the Fund, including a majority of the Trustees of the Fund who are not "interested persons" of either party to this Agreement and have no direct or indirect financial interest in the operation of this Agreement.

         10. Termination. This Agreement may be terminated without penalty by either party upon at least 60 days' prior written notice to the other; provided, that in the case of termination by the Fund, the Trustees, including a majority of the Independent Trustees, shall have authorized such action.

         11. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought. All amendments to this Agreement must be approved by vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees.

         12. Records. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by Parnassus on behalf of the Fund, including any such records maintained by Parnassus in connection with the performance of its obligations under this Agreement, are the property of the Fund and shall be provided by Parnassus promptly on request by the Fund.

         13.      Miscellaneous.
                  -------------

         (a) This agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

         (b) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c)      This   Agreement   shall  be  governed  by  and  construed  in
                  accordance with the laws of the State of California as applicable to contracts between California residents entered into and to be performed entirely within California.

         (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         (e) Parnassus acknowledges that it has received notice of and accepts the limitations of the Fund's liability set forth in the Fund's Agreement and the Declaration of Trust. Parnassus agrees that the Fund's obligations under this Agreement shall be limited to the Fund and to its assets, and that neither Parnassus nor any Service Provider shall seek satisfaction of any such obligation from the shareholders of the Fund or from any Trustee, officer, employee or agent of the Fund.

         (f) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (g) This Agreement may not be assigned without the written consent of the parties.

         14. No Shareholder Liability. The Parnassus understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property. The Parnassus represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written

                                                    THE PARNASSUS FUND


         Date:   March 23, 2001                      By:
                                                    Richard Silberman, Secretary

                                                    PARNASSUS INVESTMENTS


         Date:   March 23, 2001                      By:
                                                    Jerome L. Dodson, President

                              Deloitte & Touche LLP

                                50 Fremont Street

                          San Francisco, CA 94105-2230

                            Telephone: (415) 783-4000

                            Facsimile: (415) 783-4329

                               www.us.deloitte.com

INDEPENDENT AUDITORS' CONSENT

The Parnassus Fund:

We consent to the incorporation by reference in Post-Effective Amendment No. 19 to Registration Statement No. 2-93131 on Form N-1A (the "Registration Statement") of our report dated January 12, 2001, appearing in the Annual Report of The Parnassus Fund for the period ended December 31, 2000, and to the references to us under the heading "Financial Highlights" and "General Information" in the Prospectus and under the headings "General" and "Financial Statements" in the Statement of Additional Information, which is part of such Registration Statement.

Deloitte & Touche LLP
San Francisco, California

April 16, 2001

                                 CODE OF ETHICS

                                       of

                               THE PARNASSUS FUND

                           THE PARNASSUS INCOME TRUST

                                       and

                              PARNASSUS INVESTMENTS

         Adoption of this Code. This Code of Ethics (this "Code") has been adopted by The Parnassus Fund and The Parnassus Income Trust (each of which is referred to as the "Fund") and Parnassus Investments (the "Adviser") in compliance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act").

         General Principles. In their personal investment activities, all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments should at all times place the interests of Fund shareholders before their own personal interests. All personal securities transactions should be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust or responsibility. No one affiliated with the Fund should take inappropriate advantage of his or her position.

         Activities covered by this Code. This Code applies to all activities by which a Covered Account (see below) acquires or disposes of any direct or indirect beneficial interest in a Covered Security. (See Appendix A to this Code for a discussion of what constitutes such a beneficial interest). Covered Securities do not, however, include transactions which are not voluntary, such as the receipt or disposition of Covered Securities in a reorganization in which all holders are bound by a vote of holders.

         Accounts covered by this Code. This Code covers all securities accounts ("Covered Accounts") in which any "access person," as defined by the Rule, has any direct or indirect beneficial interest. See Appendix B to this Code for the definition of "access person." The President of the Fund is the Compliance Officer (the "Compliance Officer") and shall be responsible, as required by the Rule, for the identification and notification of access persons and the maintenance of records relating thereto.

         Note: Due to the beneficial ownership provisions of the Rule (see Appendix A), Covered Accounts may include accounts not only in the names of access persons, but other accounts not registered in their names, including accounts held for their benefit, certain family accounts and certain accounts of trusts, estates, partnerships and corporations. Access persons may exclude accounts which would otherwise be Covered Accounts in certain cases as discussed in Appendix A. A Covered Account related to a particular access person is referred to as a "Covered Account of that access person" or in similar terms.

         Covered Security.   A "Covered Security" as used in this Code means any
 Security, as defined in Section 2(a)(36) of the 1940 Act except:

                  (a) securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and shares of registered open-end investment companies; and

                  (b) securities issued by an entity that is not registered under Section 12 of the Securities Exchange Act of 1934 of which an access person holds, directly or indirectly, the right to thirty percent (30%) or more of the voting power, provided that such access person has previously given written notice of that fact to the Compliance Officer.

         Covered Transactions. A "Covered Transaction" as used in this Code means any Covered Activity in a Covered Account involving Covered Securities. Because of the complexity of these definitions, an example is provided below to illustrate the application of these definitions. This example is not meant to cover all cases, but only to show how the definition works in a particular fact situation.

     Example: The wife of an access person has a custodial account for a minor child. Because of the beneficial ownership provision of the Rule, this is a Covered Account. The Account holds Covered Securities. The Covered Securities are sold. This is a Covered Activity, because it is voluntary. Thus, the transaction is a Covered Transaction.

         Prohibited Activities. For purposes of this Code, "access persons" are all Trustees and officers of the Fund and all officers, directors and staff of Parnassus Investments who are registered with the National Association of Securities Dealers, Inc., or who have access to information about the Fund's investment activities before they become part of the public record. However, independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record may obtain exemption from the prohibitions of paragraphs (3) and (4) upon certifying those facts to the Compliance Officer. Similarly, an access person, even one who has non-public knowledge of the Fund's investment activities, may obtain exemption for an account over which such person has no direct or indirect influence or control.

         The following are substantive restrictions on personal investing activities of all access persons:

         (1) Initial Public Offerings. No access person may invest in an initial public offering unless the Compliance Officer gives prior written approval and certifies that the investment need not be reserved for the Fund and that the opportunity is not being offered to such access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (2) Private Placements. No access person may invest in a private placement unless the Compliance Officer gives prior approval and certifies that the investment need not be reserved for the Fund and its shareholders and that the opportunity is not being offered to the access person by virtue of his or her position with the Fund. Any decisions by the Fund to purchase securities of that issuer within the following two (2) years shall be subject to an independent review by the Compliance Officer and shall be reported to the Trustees of the Fund at their next meeting.

         (3) Blackout Periods. No access person may buy or sell a security within five (5) business days before or after the Fund or any other account managed by Parnassus Investments trades in that same security or is considering a trade in that security. Any profits realized on trades within the proscribed period must be disgorged.

         (4) Ban on Short-Term Trading Profits. No access person may profit from the purchase and sale or sale and purchase of the same (or equivalent) security within 60 calendar days. Any profits realized on such short-term trades must be disgorged.
                  Independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record are not subject to this prohibition.

         (5) Gifts. No access person may receive a gift or other thing of value worth more than $300 from any person or entity that does business with or on behalf of the Fund. Any gift from any person or entity that does business with or on behalf of the Fund in excess of $10 shall be entered in the Gift Log which is maintained by the Compliance Officer.

         (6) Service as a Director. No person with decision-making authority over the investment process at the Fund shall serve on the board of directors of a publicly-traded company unless the Trustees determine that such service would be consistent with the interest of the Fund and its shareholders.

         Compliance Procedures. The Compliance Officer shall be the President of the Fund and as used in this Code, the term "Compliance Officer" shall include that Officer or any person under his supervision to whom any functions hereunder have been delegated. For personal trading by the President, the Board of Trustees shall designate one of its members to assume the role of Compliance Officer and another of its members to be an alternate. The Trustees so designated shall consult with the Director of Research to determine the status of the Funds' trading. Both the Director of Research and the designated Trustee shall keep a record of approvals for the President's personal trading. For personal trading by any member of the President's family residing with him, the Director of Research shall approve those trades before they are made and the designated Trustee will review those trades at least once every quarter. The following are the compliance procedures:

         (1) Notification of Outside Account. All employees shall provide written notification to the Compliance Officer of their intent to open a trading account prior to opening such an account. If the account was opened prior to the employee's hire date, the employee shall notify the Compliance Officer promptly after the hire date.

         (2) Preclearance. All access persons must "preclear" all personal securities trades with the Compliance Officer. The Compliance Officer must preclear his trades with the Board of Trustees. Independent Trustees and other access persons who have no nonpublic knowledge of the Fund's investment activities are exempt from this requirement.

         (3) Records of Securities Transactions. All access persons must send duplicate copies of brokerage statements to the Compliance Officer for any Covered Account. This requirement shall not apply to independent Trustees and other access persons who have no knowledge of the Fund's investment activities before those activities become part of the public record and so certify to the Compliance Officer.

         (4)      Disclosure of Personal Holdings.
                  -------------------------------

         (a) All access persons (other than independent Trustees of a Fund) must disclose all personal securities holdings within 10 days of becoming access persons and thereafter must file an annual report containing personal holdings information that is current as of a date not more than 30 days before the report is submitted. Both the initial holdings report and the annual report must contain the following information:

o the title, number of shares and principal amount of each Covered Security in which the access person had, for the period covered, any direct or indirect beneficial ownership,

o the name of any broker, dealer or bank with whom the access person maintains an account in which any securities are held for the direct or indirect benefit of the access person,

o        the date on which the access person submits the report.

         (b) Within 10 days of each fiscal quarter end, each access person of a Fund must file with the Fund and each access person of the Adviser must file with the Adviser a quarterly transaction report. Each independent Trustee of a Fund is exempt from providing the quarterly report, unless such Trustee knew or, in the ordinary course of fulfilling his or her duties as Trustee, should have known that during the 15-day period immediately before or after the Trustee's transaction in a Covered Security, the Fund purchased or sold the Covered Security, or the Fund or the Adviser considered purchasing or selling the Covered Security.

         The quarterly report should disclose the following information with respect to any transaction during the quarter in which the access person had any direct or indirect beneficial ownership:

o the date of the transaction, title, interest rate and maturity (if applicable), number of shares and principal amount of each Covered Security involved,

o the nature of the transaction (purchase, sale or any other type of acquisition or disposition),

o the price of the Covered Security at which the transaction was affected,

o the name of the broker, dealer or bank with or through which the transaction was affected, and

o        the date on which the access person submits the quarterly report.

         The quarterly report should disclose the following with respect to any account established by the access person in which any securities were held during the quarter for the direct or indirect benefit of the access person:

o the name of the broker, dealer or bank with whom the access person established the account,

o        the date the access person established the account, and

o        the date on which the access person submits the report.

         (c) A person  need not submit any of the reports  listed in  paragraphs
         (a) and (b) above with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

         (5) Certification of Compliance. All access persons must certify annually that they have read and understood this Code and recognize that they are subject thereto. They must certify annually that they have complied with this Code and they have complied with its requirements including reporting all personal securities transactions required to be disclosed or reported. All access persons that are not currently submitting copies of any brokerage activity to the Compliance Officer must provide written certification annually that there has been no reportable securities activity during the previous year.

o Review by the Board of Trustees. Each year the Fund's management shall prepare a report to the Trustees that summarizes existing procedures concerning personal investment and any changes made to procedures during the preceding year. The report will also identify any violations requiring significant remedial action during the past year, will make suggestions for any changes deemed necessary and will certify that the Fund and the Adviser have adopted procedures reasonably necessary to prevent access persons from violating this Code.

Entity                                Adopted      Amended
------
The Parnassus Fund                    12/7/94      3/17/97, 7/17/97, 12/11/98,
                                                   3/12/99, 7/12/99, 3/24/00,
                                                   3/23/01

Parnassus Income Trust                12/2/94      3/17/97, 7/17/97, 12/11/98,
                                                   3/12/99, 7/12/99, 3/24/00,
                                                   3/23/01

Parnassus Investments                 1/12/95      3/17/97, 7/17/97, 12/11/98,
                                                   3/12/99, 7/12/99, 3/24/00,
                                                   3/23/01

                                   APPENDIX A

         The purpose of this Appendix is to discuss the circumstances in which an access person may have a "direct or indirect beneficial interest" in a securities account. Under the Rule, this question is to be "interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934."

         There is no comprehensive rule under that Section as to what constitutes beneficial ownership. Therefore, the only guidance is provided by SEC Releases and decided court cases so there can be changes from time to time. This Appendix is not designed to be a complete or comprehensive discussion, but only a summary of important areas.

         Under the Rule, an access person need not report "with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control." Thus, even if an access person has a beneficial interest in an account, as discussed herein, such account may not be a Covered Account as defined in the Code. For the purposes of the Code, an access person may remove an account which would otherwise be a Covered Account from that category by filing with the Compliance Officer a statement indicating lack of influence and control as stated above together with such other documents as the Compliance Officer may require to demonstrate such lack of influence or control

         The general categories of types of beneficial ownership may be summarized as follows: (i) direct ownership; (ii) securities held by others for the benefit of an access person; (iii) securities held by certain family members; and (iv) securities held by certain estates, trusts, corporations or partnerships.

         Direct Ownership. This includes securities registered in the name of an access person and bearer securities of which the access person is the bearer.

         Securities held by others for the benefit of an access person. This involves, in general, any agreement, arrangement or understanding under which an access person derives benefits substantially equivalent to those of ownership. This category would include, but not be limited to, securities held by pledgees, custodians and brokers.

         Securities held by certain family members. The SEC has indicated that the "beneficial ownership" of an access person extends to securities owned (see below) by a wife or husband of that access person, by a minor child or by other relatives (i) sharing the same household, or (ii) not sharing the same household but whose investments the access person directs or controls. That ownership by relatives may be direct (i.e., in their own name) or in one or more of the indirect ways described in this Appendix. This beneficial ownership position of the SEC is not affected by whether or not the assets being invested are the separate property of the relative. However, an access person may, as described in the Code, disclaim beneficial ownership of any particular securities and also may, as described in this Appendix, remove from the category of Covered Accounts any accounts over which the access person has no direct or indirect influence or control.

         Securities held by estates etc. An access person may also have a beneficial interest in securities held by estates, trusts, partnerships or corporations. Access persons who are (i) settlers (i.e., creators), trustees or beneficiaries of a trust, (ii) executors or administrators of, or beneficiaries or legatees of, an estate; (iii) partners of a partnership, or (iv) directors, officers or substantial shareholders of a corporation, which, in each case, invests in Covered Securities, are required to obtain a determination from the Compliance Officer as to whether the accounts in question are Covered Accounts. In making any such determination, the Compliance Officer may rely on an opinion of counsel.

                                   APPENDIX B

         1.       "Access person" means:

         (i) With respect to the Fund, any Trustee, officer or advisory person, as defined below, of the Fund;

         (ii) With respect to the Adviser, any director, officer or advisory person of the Adviser who, with respect to the Fund, makes any recommendation, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to the Fund; or who, in connection with his or her other duties, obtains any information concerning recommendations being made by the Adviser to the Fund.

         2.       "Advisory person" of the Fund and the Adviser means:

         (i) Any employee of any of them (or any company in a control relationship to any) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and

         (ii) Any natural person in a control relationship to any of them who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a covered security by the Fund.